SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2020 (April 3, 2020)

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Seneca Biopharma, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-33672	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2 nd Floor, Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	SNCA	NASDAQ Capital Market

Item 8.01.	Other Events.

On April 3, 2020, the Compensation Committee of Seneca Biopharma, Inc. (the “Company”) approved the amendment and restatement of the Company’s non-employee Board of Directors (“Board”) compensation policy, whereby effective April 1, 2020, each non-employee director will receive the compensation described below, for service during each Board year commencing on April 1 and ending on March 31 (“Board Year”).

Non-Employee Board Member Compensation

Each non-employee Board member will receive:

•	A grant of 6,000 restricted stock units (“RSUs”) issued from one of the Company’s equity compensation plans. The RSU’s will be granted on April 3, 2020 and then on April 1, of each subsequent year and will vest quarterly over the grant year on June 30, September 30, December 31 and March 31.

•	An annual cash fee of $40,000;

In addition, non-employee Board members serving on committees will received the following additional consideration:

•	The lead independent director will receive an additional annual fee of $25,000;\

•	Each member of the Audit Committee will receive an additional annual fee of $10,000;

•	Each member of the Compensation Committee will receive an additional annual fee of $7,500; and

•	Each member of the Governance and Nominating Committee will receive an additional annual fee of $5,000.

In addition to any other consideration received, non-employee Board members serving as a Chairperson will receive the following additional consideration:

•	The Audit Committee Chair will receive an additional annual fee of $10,000 (for chairing the committee in addition to the committee membership fee);

•	The Compensation Committee Chair will receive an additional annual fee of $7,500 (for chairing the committee in addition to the committee membership fee); and

•	The Governance and Nominating Committee Chair will receive an additional annual fee of $5,000 (for chairing the committee in addition to the committee membership fee).

In addition, each non-employee Board member may elect to receive their respective shares of common stock upon vesting of the RSUs on a net basis to allow for tax withholdings by the Company. Moreover, all cash compensation paid to non-employee Board members will be paid in arrears and on a quarterly basis over the Board Year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 7, 2020	Seneca Biopharma, Inc.

/s/ Kenneth Carter
By: Kenneth Carter
Executive Chairman